ACCESSOR(R)FUNDS, INC.
1420 Fifth Avenue, Suite 3600
Seattle, WA 98101
(206) 224-7420/(800) 759-3504

Supplement dated February 2, 2001 to
Statement of Additional Information
Dated April 29, 2000

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AND SHOULD BE READ IN CONJUNCTION WITH SUCH STATEMENT OF ADDITIONAL INFORMATION. CAPITALIZED TERMS NOT DEFINED HEREIN SHOULD HAVE THE MEANINGS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

On January 19, 2001, the Board of Directors of Accessor Funds, Inc. ("Accessor Funds") approved a new Money Manager Agreement with Nicholas-Applegate Capital Management LP ("Nicholas-Applegate") as money manager of the International Equity Fund. The Board of Directors, including all of the Directors who are not "interested persons" of Accessor Funds, approved the new Money Manager Agreement with Nicholas-Applegate, effective January 31, 2001, subject to the closing of the transaction in which Allianz AG through its wholly owned subsidiary Allianz of American, Inc. ("Allianz"), acquired all the interests of Nicholas-Applegate. The transaction was completed on January 31, 2001. The new Money Manager Agreement with Nicholas-Applegate will not require shareholder approval. This procedure for adding or replacing money managers was approved by the International Equity Fund's shareholders at a Special Meeting of Shareholders held on August 15, 1995, and was authorized by an exemptive order issued to Accessor Funds by the Securities and Exchange Commission on September 4, 1996.

In connection with the new Money Manager Agreement, the following language is inserted in the following sections of the Statement of Additional Information:

On page 33, the following is added to the end of the first paragraph:

A new Money Manager Agreement for the International Equity Fund was approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, on January 19, 2001, in connection with the change of control of Nicholas-Applegate Capital Management.

On pages 35, the following is added to the SAI in the section Investment Advisory and other Services - Money Managers following the paragraph entitled "Nicholas-Applegate":

Nicholas-Applegate Capital Management ("Nicholas-Applegate") is the Money Manager for the International Fund. Nicholas-Applegate is a registered investment adviser whose sole general partner is NacIntosh LLC, a Delaware limited liability company, which is owned and controlled by Allianz of America, Inc. a wholly owned subsidiary of Allianz AG, a publicly traded German company and a leading global financial services company. Nicholas-Applegate's investment approach reflects a focus on individual security selection. Nicholas-Applegate integrates fundamental and quantitative analysis to exploit the inefficiencies within international markets. The firm's bottom-up approach drives the portfolio toward issues demonstrating positive fundamental change, evidence of sustainability and timeliness. As of December 31, 2000, Allianz AG and its subsidiaries managed assets of approximately $ 690 billion.

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